                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   5
Portfolio of Investments.........................   6
Statement of Assets and Liabilities..............   9
Statement of Operations..........................  10
Statement of Changes in Net Assets...............  11
Financial Highlights.............................  12
Notes to Financial Statements....................  13
Report of Independent Accountants................  17
Dividend Reinvestment Plan.......................  18

VTF ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our                       [PHOTO]
latest announcement continues our
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief             DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

                                                           Continued on page two

    Florida's economy remained strong, underpinned by continued growth in the tourism and construction industries. The combination of brisk growth, which boosted state tax revenues, and conservative fiscal management led the Standard & Poor's Rating Group to upgrade its rating on the state's general obligation bonds from AA to AA+. During the second half of the year, the supply overhang of Florida municipal bonds moderated, eliminating a factor that had depressed bond prices earlier in the year.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
As of October 31, 1997

AAA...........  82.8%
AA............  12.3%
A.............   2.0%
BBB...........   2.9%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We maintained a portfolio heavily invested in high-quality bonds. The high concentration in AAA-rated securities in the portfolio reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market and about 70 percent of new Florida securities. Bonds rated AAA are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, these bonds tend to outperform lower-rated securities. Bonds rated BBB, the lowest investment-grade credit rating assigned by Standard & Poor's, tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was minimal due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there often was not enough incentive to replace bonds in the portfolio. Trading was also restrained by a frequent supply shortage of Florida bonds, and expensive prices for those bonds that were available. In addition, yield spreads between high-quality and low-quality bonds were narrow due to the increasing number of insured bonds in the market. In this environment, it was difficult to justify purchasing lower-rated securities and assuming additional credit risk.
    Acquisitions focused on enhancing the Trust's call protection. Because we hope to limit the number of bonds that could be "called" at any one time, we purchased new long-term discount securities that will not be callable for many years. To increase income, we favored high-yielding bonds from a diversified mix of market sectors. When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will

                                                         Continued on page three
outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    The Trust remains well-diversified by sector, but continues to maintain its heaviest weightings in public education and health-care securities. Public education bonds have benefited from strong retail demand due to their general obligation backing and the fact that most are insured. Health-care bonds have been underpinned by the continuing financial improvement of this sector due to industry consolidation and efforts to control operating expenses.
    During the second half of the fiscal year, the duration of the portfolio declined slightly due to the market rally, which caused some bonds to trade to their call dates rather than their maturity dates. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with short durations tend to perform better when interest rates are rising, which occurred during the first half of the fiscal year. Conversely, portfolios with long durations tend to perform better when rates are falling, which characterized the second half. Looking ahead, we hope to take advantage of trading opportunities in order to extend duration of the Trust. As of October 31, the duration of the Trust's bond portfolio stood at 5.95 years, compared to
7.34 years for the Lehman Brothers Municipal Bond Index.

     Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*

                    Public Education........................ 21.4%
                    Health Care............................. 18.6%
                    Retail Electric/Gas/Telephone........... 13.8%
                    General Purpose......................... 12.6%
                    Water & Sewer...........................  9.0%

                    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Trust for Investment Grade Florida Municipals generated a total return at market price of 11.00 percent(1). The Trust offered a tax-exempt distribution rate of 5.76 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $17.1875, a 2.95 percent discount to its net asset value of $17.71. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning
9.00 percent(4) (for investors in the federal income tax bracket of 36 percent). The Trust declared a capital gains distribution of $0.0768 per share paid
December 31, 1996, as a result of the sale of some assets that had appreciated in value.

                                                          Continued on page four

    TWELVE-MONTH DISTRIBUTION HISTORY FOR THE PERIOD ENDED OCTOBER 31, 1997

                                  [BAR CHART]

                      Nov      Dec      Jan       Feb      Mar      Apr      May       Jun       Jul       Aug      Sep       Oct
                     1996     1996     1997      1997     1997     1997     1997      1997      1997      1997     1997      1997
Dividends           $.0875   $.0875   $.0875    $.0875   $.0875   $.0875   $.0875    $.0875    $.0875    $.0875   $.0875    $.0875
Capital Gains                $.15925

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, leveraged costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                               FLORIDA MUNICIPALS
                           (NYSE TICKER SYMBOL--VTF)


COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)...........    11.00%
One-year total return based on NAV(2)....................     8.71%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     5.76%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.00%

 SHARE VALUATIONS

Net asset value..........................................  $  17.71
Closing common stock price...............................  $17.1875
One-year high common stock price (07/08/97)..............  $ 17.625
One-year low common stock price (12/17/96)...............  $ 15.625
Preferred share rate(5)..................................    3.524%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  99.0%
         FLORIDA  96.0%
$2,250   Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
         Santa Fe Hlthcare Fac (Prerefunded @
         11/15/00).......................................   7.600%   11/15/13  $  2,515,680
1,000    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
         Shands Hosp at the Univ of FL (MBIA Insd).......   6.000    12/01/11     1,045,260
1,000    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
         Shands Hosp at the Univ of FL (MBIA Insd).......   5.750    12/01/15     1,026,980
1,000    Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd)....   6.750    07/01/12     1,127,070
3,000    Brevard Cnty, FL Hlth Fac Auth Wuesthoff Mem
         Hosp Ser B Rfdg (Prerefunded @ 04/01/02) (MBIA
         Insd)...........................................   7.200    04/01/13     3,403,320
1,765    Cape Coral, FL Spl Oblig Rev Wastewtr Impt (FSA
         Insd)...........................................   6.375    06/01/12     1,925,544
1,725    Collier Cnty, FL Cap Impt Rev Rfdg (FGIC
         Insd)...........................................   5.750    10/01/13     1,796,708
2,010    Dade Cnty, FL Hsg Fin Auth Single Family Mtg Rev
         Ser D Rfdg (FSA Insd)...........................   6.950    12/15/12     2,138,962
2,140    Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)...........................................   5.750    05/01/09     2,279,186
5,325    Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
         Rfdg (AMBAC Insd)...............................       *    10/01/27       900,351
2,000    Duval Cnty, FL Sch Dist Rfdg (AMBAC Insd).......   6.300    08/01/08     2,195,460
1,000    Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
         Corp Proj.......................................   6.900    08/01/22     1,110,980
3,100    Escambia Cnty, FL Sch Brd Ctfs Partn (FSA
         Insd)...........................................   6.375    02/01/12     3,360,338
1,900    Escambia Cnty, FL Sch Brd Ctfs Partn (FSA
         Insd)...........................................   6.375    02/01/12     2,024,906
1,250    Florida Agriculture & Mechanical Univ Rev
         Student Apt Fac (MBIA Insd).....................   6.500    07/01/23     1,361,488
  775    Florida Hsg Fin Agy Crossings Indian Run Apts V
         (AMBAC Insd)....................................   6.100    12/01/26       811,200
3,000    Florida Hsg Fin Agy Homeowner Mtg Ser 3.........   6.350    07/01/28     3,176,970
4,000    Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
         (Prerefunded @ 06/01/00)........................       *    06/01/12     1,573,240
5,000    Florida St Brd Edl Cap Outlay Pub Edl Ser C
         (Prerefunded @ 06/01/02)........................   6.625    06/01/22     5,542,950
  250    Florida St Brd Regt Univ Sys Impt Rev (MBIA
         Insd)...........................................   5.625    07/01/19       256,535
  250    Florida St Dept Trans Alligator Alley Rev (FGIC
         Insd)...........................................   5.125    07/01/22       244,335
1,810    Florida St Div Bond Fin Dept Genl Svcs Rev Dept
         Natural Res Preservation 2000 Ser A (MBIA
         Insd)...........................................   6.250    07/01/13     1,949,442
2,775    Florida St Muni Pwr Agy Rev All Requirements Pwr
         Supply Proj (AMBAC Insd)........................   5.100    10/01/25     2,678,791
2,500    Florida St Muni Pwr Agy Rev All Requirements Pwr
         Supply Proj (Prerefunded @ 10/01/02) (AMBAC
         Insd)...........................................   6.250    10/01/12     2,766,775
4,750    Florida St Muni Pwr Agy Rev Stanton II Proj
         (Prerefunded @ 10/01/02) (AMBAC Insd)...........   6.000    10/01/27     5,204,622

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$3,000   Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)..................   6.375%   10/01/13  $  3,272,850
1,500    Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Ser 92 Rfdg..............   8.000    05/01/22     1,739,850
2,500    Jacksonville, FL Elec Auth Rev Bulk Pwr Supply
         Scherer (Prerefunded @ 10/01/00)................   6.750    10/01/16     2,720,425
1,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
         (Connie Lee Insd)...............................   6.500    02/01/11     1,088,990
2,250    Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
         (Connie Lee Insd)...............................   6.600    02/01/21     2,458,822
2,000    Jacksonville, FL Wtr & Swr Dev Rev Jacksonville
         Suburban Util...................................   6.750    06/01/22     2,163,640
2,500    Jupiter, FL Wtr Rev Ser A Rfdg (AMBAC Insd).....   6.250    10/01/18     2,696,450
9,970    Lakeland, FL Elec & Wtr Rev.....................       *    10/01/13     4,390,289
2,230    Lakeland, FL Elec & Wtr Rev.....................   5.750    10/01/19     2,350,710
1,000    Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg.............   7.875    12/15/25     1,162,660
2,500    North Broward, FL Hosp Dist Hosp Rev
         (Prerefunded @ 01/01/02) (MBIA Insd)............   6.500    01/01/12     2,755,025
2,000    Ocala, FL Util Sys Rev Subser A Rfdg (AMBAC
         Insd)...........................................   6.250    10/01/15     2,160,920
1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
         Insd)...........................................       *    10/01/12       467,020
1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
         Insd)...........................................       *    10/01/13       440,350
1,940    Orange Cnty, FL Tourist Dev Tax Rev Ser B (AMBAC
         Insd)...........................................   6.500    10/01/19     2,168,357
1,240    Orlando & Orange Cnty Expwy Auth FL Expwy Rev Jr
         Lien (Escrowed to Maturity) (FGIC Insd).........   6.000    07/01/21     1,339,498
2,000    Osceola Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 06/01/02) (AMBAC Insd)...........   6.250    06/01/07     2,202,740
2,535    Oviedo, FL Pub Impt Rev Rfdg (MBIA Insd)........   6.500    10/01/18     2,791,111
1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (AMBAC Insd)....................................   6.000    08/01/06     1,102,710
2,750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (AMBAC Insd)....................................   6.375    08/01/15     3,092,210
1,000    Pasco Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 08/01/02) (FSA Insd).............   6.500    08/01/12     1,098,260
1,000    Pembroke Pines, FL Cons Util Sys Rev (FGIC
         Insd)...........................................   6.250    09/01/11     1,078,140
2,390    Polk Cnty, FL Cap Impt Rev Rfdg (MBIA Insd).....   6.250    12/01/11     2,605,913
  110    Polk Cnty, FL Cap Impt Rev Rfdg (Prerefunded @
         12/01/02) (MBIA Insd)...........................   6.250    12/01/11       122,029
1,100    Saint Cloud, FL Util Rev Rfdg (MBIA Insd).......   6.375    08/01/15     1,190,552
1,000    Saint Lucie Cnty, FL Sales Tax Rev (Prerefunded
         @ 10/01/02) (FGIC Insd).........................   6.375    10/01/12     1,112,210
2,000    Saint Lucie Cnty, FL Solid Waste Disp Rev FL Pwr
         & Lt Co Proj....................................   6.700    05/01/27     2,164,580

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$3,000   Saint Petersburg, FL Hlth Fac Auth Rev Allegany
         Hlth Sys Ser A (MBIA Insd)......................   7.000%   12/01/15  $  3,324,420
 1,000   Santa Rosa Bay Brdg Auth FL Rev.................   6.250    07/01/28     1,048,300
                                                                               ------------
                                                                                108,726,124
                                                                               ------------
         PUERTO RICO  3.0%
 3,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y Rfdg (Embedded Cap) (FSA Insd) (a)............   5.730    07/01/21     3,446,100
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  99.0%
         (Cost $100,528,143).................................................   112,172,224
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%..................................     1,099,462
                                                                               ------------
NET ASSETS  100.0%...........................................................  $113,271,686
                                                                               ============

*Zero coupon bond

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $100,528,143).......................  $112,172,224
Interest Receivable.........................................     1,642,112
Other.......................................................         1,584
                                                              ------------
      Total Assets..........................................   113,815,920
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       186,227
  Investment Advisory Fee...................................        62,284
  Income Distributions -- Common and Preferred Shares.......        57,305
  Administrative Fee........................................        19,164
  Affiliates................................................        10,195
Accrued Expenses............................................       136,637
Trustees' Deferred Compensation and Retirement Plans........        72,422
                                                              ------------
      Total Liabilities.....................................       544,234
                                                              ------------
NET ASSETS..................................................  $113,271,686
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 800 issued
  with liquidation preference of $50,000 per share).........  $ 40,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  4,137,307 shares issued and outstanding)..................        41,373
Paid in Surplus.............................................    60,766,571
Net Unrealized Appreciation.................................    11,644,081
Accumulated Undistributed Net Investment Income.............       696,247
Accumulated Net Realized Gain...............................       123,414
                                                              ------------
      Net Assets Applicable to Common Shares................    73,271,686
                                                              ------------
NET ASSETS..................................................  $113,271,686
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($73,271,686 divided
  by 4,137,307 shares outstanding)..........................  $      17.71
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 6,574,931
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      726,046
Administrative Fee..........................................      223,406
Preferred Share Maintenance.................................      109,135
Trustees' Fees and Expenses.................................       27,489
Legal.......................................................        7,500
Custody.....................................................        5,099
Amortization of Organizational Costs........................        2,001
Other.......................................................      114,532
                                                              -----------
    Total Expenses..........................................    1,215,208
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,359,723
                                                              -----------
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   123,413
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,673,579
  End of the Period.........................................   11,644,081
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,970,502
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,093,915
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,453,638
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended          Year Ended
                                                         October 31, 1997    October 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................        $  5,359,723        $  5,331,751
Net Realized Gain....................................             123,413             568,431
Net Unrealized Appreciation/Depreciation
  During the Period..................................           1,970,502             (79,877)
                                                             ------------        ------------
Change in Net Assets from Operations.................           7,453,638           5,820,305
                                                             ------------        ------------
Distributions from Net Investment Income:
  Common Shares......................................          (4,095,722)         (4,054,388)
  Preferred Shares...................................          (1,327,406)         (1,406,134)
                                                             ------------        ------------
                                                               (5,423,128)         (5,460,522)
                                                             ------------        ------------
Distributions from Net Realized Gain:
  Common Shares......................................            (317,538)                -0-
  Preferred Shares...................................            (113,072)                -0-
                                                             ------------        ------------
                                                                 (430,610)                -0-
                                                             ------------        ------------
Total Distributions..................................          (5,853,738)         (5,460,522)
                                                             ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................           1,599,900             359,783
NET ASSETS:
Beginning of the Period..............................         111,671,786         111,312,003
                                                             ------------        ------------
End of the Period (Including accumulated
  undistributed net investment
  income of $696,247 and $756,187, respectively).....        $113,271,686        $111,671,786
                                                             ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                      March 27, 1992
                                                                                      (Commencement
                                               Year Ended October 31,                 of Investment
                                  ------------------------------------------------    Operations) to
                                    1997      1996      1995      1994      1993     October 31, 1992
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period (a)..................  $17.323   $17.236   $15.236   $17.963   $14.875       $14.697
                                   -------   -------   -------   -------   -------       -------
 Net Investment Income...........    1.295     1.289     1.300     1.288     1.294          .596
 Net Realized and Unrealized
   Gain/Loss.....................     .507      .118     2.023    (2.731)    3.020          .107
                                   -------   -------   -------   -------   -------       -------
Total from Investment
 Operations......................    1.802     1.407     3.323    (1.443)    4.314          .703
                                   -------   -------   -------   -------   -------       -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common Shareholders...     .990      .980      .948      .936      .936          .390
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......     .321      .340      .375      .257      .287          .135
 Distributions from Net Realized
   Gain:
   Paid to Common Shareholders...     .077       -0-       -0-      .071      .002           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......     .027       -0-       -0-      .020      .001           -0-
                                   -------   -------   -------   -------   -------       -------
Total Distributions..............    1.415     1.320     1.323     1.284     1.226          .525
                                   -------   -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period..........................  $17.710   $17.323   $17.236   $15.236   $17.963       $14.875
                                   =======   =======   =======   =======   =======       =======
Market Price Per Share at End of
 the Period...................... $17.1875   $16.500   $15.250   $13.500   $16.750       $14.875
Total Investment Return at Market
 Price (b).......................   11.00%    14.89%    20.50%   (13.92%)   19.30%         1.74%*
Total Return at Net Asset Value
 (c).............................    8.71%     6.32%    19.85%    (9.89%)   27.67%         1.65%*
Net Assets at End of the Period
 (In millions)...................  $ 113.3   $ 111.7   $ 111.3   $ 103.0   $ 114.3       $ 101.5
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares..........................    1.70%     1.77%     1.79%     1.81%     1.76%         1.72%
Ratio of Expenses to Average Net
 Assets..........................    1.09%     1.13%     1.12%     1.15%     1.12%         1.21%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)...............    5.62%     5.51%     5.67%     6.15%     6.01%         5.11%
Portfolio Turnover...............       2%       12%        6%       10%        9%            9%*

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.303 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida state intangibles taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ended March 26, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 1997, for federal income tax purposes, cost of long-term investments is $100,528,143; the aggregate gross unrealized appreciation is $11,644,081 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $11,644,081.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. As a result, permanent differences relating to the recognition of expenses which are not deductible for tax purposes totaling $3,465 were reclassified from accumulated undistributed net investment income to capital. In addition, permanent differences of $9,408 due to gain adjustments have been reclassified from accumulated net realized gain to capital.

    Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 100% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust paid a 28% rate gain distribution of $430,610. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the

                                October 31, 1997
--------------------------------------------------------------------------------

Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $1,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $50,900 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $2,475,067 and $3,484,644, respectively.

4. PREFERRED SHARES

The Trust has outstanding 800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1997, was 3.524%. During the year ended October 31, 1997, the rates ranged from 3.350% to 4.290%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                                October 31, 1997
--------------------------------------------------------------------------------

5. CAPITAL GAIN DISTRIBUTION

On December 1, 1997, the Trust declared a capital gain of $0.0225 per common share, of which 93.3% is long-term and 6.7% is short-term, to common shareholders of record on December 15, 1997 which will be payable on December 31, 1997.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Trust for Investment Grade Florida Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Investment Grade Florida Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Investment Grade Florida Municipals as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and
  Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 3,265,582 shares voted for the proposal, 105,576 shares voted against, 77,392 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 433 shares voted in his favor, 0 shares withheld.

    3) With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 3,391,922 shares voted in his favor, 56,195 shares withheld.

    4) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 3,397,601 shares voted for the proposal, 19,527 shares voted against, 31,422 shares abstained and 0 shares represented broker non-votes.